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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               October 11, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 Entry into a Material Definitive Agreement.
          ------------------------------------------

On October 11, 2005 the Company's Board of Directors voted to change the compensatory arrangements for non-employee directors, effective January 1, 2006. The cash portion of a non-employee director's retainer will be $45,000 per year. Each non-employee director will also receive an $1,800 board meeting fee and an $1,800 committee meeting fee. The equity portion of a non-employee director's retainer will consist of whole shares of the Company's common stock with a fair market value equal to $100,000 on the date of award. The presiding director will receive a $10,000 annual stipend. Committee chairs will each receive a $3,000 annual retainer, except the chairs of the Nominating and Governance Committee and the Pension Committee who will receive a $5,000 annual retainer, chairs of the Compensation and Organization Committee and Risk Committee who will receive a $7,000 annual retainer and the chair of the Audit and Examining Committee who will receive a $10,000 annual retainer. The retainer schedule is set forth in Exhibit 10 to this report.


ITEM 9.01 Financial Statement and Exhibits.
     -------------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
        10          Retainer Schedule for Non-Employee Directors.




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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 17, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Thomas J. Mastro
                                       -------------------------
                                       Name:   Thomas J. Mastro
                                       Title:  Comptroller